Alexander & Baldwin, Inc.’s Real Estate Supplement

As of and for the Years Ended December 31, 2013 and 2012

(Unaudited)

About This Supplement

This periodic Supplement is designed to provide current and potential shareholders of Alexander & Baldwin, Inc. with additional information regarding the Company’s Real Estate operating segments. This information is supplemental to and does not replace the information provided to shareholders in the Company’s periodic filings with the Securities and Exchange Commission.

The information contained in this Supplement is unaudited and should be read in conjunction with the Company’s quarterly and annual reports and other filings with the Securities and Exchange Commission. The Company intends to provide periodic updates to the information contained herein, but is not required, and undertakes no obligation, to revise or update forward-looking statements or any factors that may affect actual results, whether as a result of new information, future events, or circumstances occurring after the dates on the cover of this Supplement.

Feedback and suggestions regarding the contents of this Supplement are welcomed, and should be directed to Suzy P. Hollinger, Director, Investor Relations, via telephone at (808) 525-8422 or via email to shollinger@abinc.com.

Alexander & Baldwin, Inc. │Real Estate Supplement

Index to Real Estate Supplement

(Unaudited)

As of Years Ended December 31, 2013 and 2012

Forward-Looking Statements	3

Basis of Presentation	3

Periodic Updates	4

About the Company	5

Selected Financial Data	8

Landholdings	9

Landholdings	10

Landholdings by Geographic Location (Table 1)	10

Landholdings Under Joint Venture Development (Table 2)	10

Landholdings by Type and Location (Table 3)	11

A&B Ag Zoned Land Sales Data – Maui and Kauai– 2008 to 2013 (Table 4)	12

Real Estate Development & Sales	13

Segment Strategy and Operations	14

Real Estate Development & Sales Overview (Table 5)	15

Reconciliation of Acreage Under Development (Table 5) to Landholdings (Table 3) (Table 6)	17

Development Project Information Sheets	19

Real Estate Investments	28

Future Development Project Summaries	29

Entitlement Activity	30

Real Estate Leasing	33

Segment Strategy and Operations	34

1

Asset Descriptions and Statistics	37

Property Detail – Hawaii Properties (Table 7)	37

Property Detail – Mainland Improved Properties (Table 8)	39

Comparable % Occupancy Data by Geographic Region and Asset Class (Table 9)	40

Weighted Average Gross Leasable Area by Geographic Region and Asset Class (Table 10)	40

Occupancy Analysis Trend - Last Five Quarters (Table 11)	40

Real Estate Leasing Net Operating Income (NOI) (Table 12)	41

Real Estate Leasing Same Store NOI (Table 13)	41

Statement on Management’s Use of Non-GAAP Financial Measures	42

Reconciliation of Real Estate Leasing Operating Profit to NOI and Same Store NOI (Non-GAAP) (Table 14)	42

Portfolio Acquisitions and Dispositions	43

2013 and 2012 Property Portfolio Acquisitions/Dispositions (Table 15)	43

Lease Renewal Analysis	44

Lease Expirations (Table 16)	44

Portfolio Concentrations	45

Tenant Concentrations as of 12/31/13 (Table 17)	45

Hawaii Commercial Property Information Sheets	47

Mainland Commercial Property Information Sheets	65

2

Forward-Looking Statements

This Supplement contains certain forward-looking statements, such as forecasts and projections of the Company’s future performance or statements of management’s plans and objectives. Statements in this Supplement that are not historical facts are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, for example, all references to current or future years. New risk factors emerge from time to time and it is not possible for the Company to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, forward-looking statements cannot be relied upon as a guarantee of future results and involve a number of risks and uncertainties that could cause actual results to differ materially from those projected in the statements, including, but not limited to the factors that are described in Part I, Item 1A under the caption of “Risk Factors” of the Company’s Form 10-K, as well as factors that are described in the Company’s other filings, including subsequent filings, with the Securities and Exchange Commission (“SEC”). The Company is not required, and undertakes no obligation, to revise or update forward-looking statements or any factors that may affect actual results, whether as a result of new information, future events, or circumstances occurring after the date of this report.

Basis of Presentation

The information contained in this Supplement does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP). The information contained in this Supplement is unaudited and should be read in conjunction with the Company’s most recent Form 10-K and other filings with the SEC.

3

Periodic Updates

The Company provides quarterly updates, but undertakes no obligation to continue to provide updates, of the information contained in the tables listed below:

Table 7:	Property Detail – Hawaii Properties

Table 8:	Property Detail – Mainland Improved Properties

Table 9:	Comparable % Occupancy Data by Geographic Region and Asset Class

Table 10:	Weighted Average Gross Leasable Area by Geographic Region and Asset Class

Table 11:	Occupancy Analysis Trend – Last Five Quarters

Table 12:	Real Estate Leasing NOI

Table 13:	Real Estate Leasing Same Store NOI

Table 14:	Reconciliation of Real Estate Leasing Operating Profit to NOI and Same Store NOI (Non-GAAP)

Table 15:	Improved Property Portfolio Acquisitions/Dispositions

For detailed information on past quarters, refer to the quarterly supplements for 2013, which are available on the Company’s website at www.alexanderbaldwin.com.

The Company currently intends to update all other information contained herein on an annual basis.

4

About the Company

Alexander & Baldwin, Inc. (“A&B” or “Company”) is a Hawaii-based company, with interests in real estate development, commercial real estate, agriculture, natural materials and infrastructure construction. Founded in 1870 as a sugar plantation, the Company has evolved from its agricultural roots into complementary businesses serving the real estate, agricultural, and natural materials and construction needs of Hawaii. A&B’s operations also include 13 commercial properties and four development joint ventures on the U.S. Mainland commercial property portfolio.

A&B has significant landholdings in Hawaii; at December 31, 2013, the Company owned 88,755 acres in the state, primarily on the islands of Maui and Kauai. A&B is responsible for the stewardship of this land and the long-term enhancement of its value. The vast majority of this land was acquired over 100 years ago to support the cultivation of sugar cane.

For a significant portion of the Company’s core Hawaii landholdings, agriculture and related uses represent the highest and best use for the foreseeable future, providing significant benefits to the community and shareholders alike. In total, roughly 87,900 acres of the Company’s land, including land leased to others, are currently designated for agriculture and conservation uses (the latter consisting mainly of the collection and transport of water for irrigation purposes and hydroelectric power production). A&B cultivates sugar on nearly 36,000 acres (including land leased from third parties) in Maui’s Central Valley. On Kauai, A&B leases roughly 5,100 acres to third parties engaged in a variety of agricultural activities, including cultivation of coffee and seed corn, and raising of livestock. The Company also utilizes its land assets to produce renewable energy, including biomass combustion, hydroelectric, and solar photovoltaic generation facilities.

A&B’s integrated approach to land management enables lands that are suitable for development to be employed at their highest and best use by undertaking planning, entitlement and development activities, where appropriate, to enhance the value of the Company’s lands, while addressing market demand and community needs. By identifying and pursuing developments and transactions that enhance the value of raw landholdings, and reinvesting proceeds from these efforts into new developments and of commercial properties, A&B creates value for shareholders and diversifies its income stream. The Company’s development activities, once limited to its legacy landholdings on Maui and Kauai, have expanded to encompass lands newly acquired for development and the participation in a number of development joint ventures throughout Hawaii. This expansion of the Company’s development activities has allowed it to leverage its expertise, market knowledge and capital resources, while also mitigating risk.

5

Real Estate

Real estate development and leasing activities are conducted by A&B Properties, Inc. (“A&B Properties”), a wholly owned subsidiary of A&B, and various other subsidiaries and affiliates of A&B. The Company’s real estate business consists of two segments that operate in Hawaii and on the Mainland: Development & Sales; and Leasing. The Development & Sales segment creates value through an active and comprehensive program of land stewardship, planning, entitlement, investment, development and sale of land and commercial and residential properties principally in Hawaii. The Leasing segment generates significant, stable, recurring cash flows through the ownership, operation and management of a portfolio of high-quality retail, office and industrial properties in Hawaii and on the Mainland. Cash generated by this portfolio serves as an important source of funding for A&B's real estate development activities.

Natural Materials & Construction

Natural materials and construction operations are conducted by Grace Pacific LLC (“Grace”), a wholly owned subsidiary of A&B. Grace mines, processes and sells basalt aggregate, imports sand and aggregates for sale and use, imports and markets liquid asphalt, manufactures and markets asphaltic concrete, performs asphalt paving as a prime contractor and subcontractor, manufactures and supplies precast/prestressed concrete products and provides and markets various construction- and traffic-control-related services and products. Grace was acquired by A&B on October 1, 2013.

Agribusiness

Agribusiness operations are conducted by Hawaiian Commercial & Sugar Company (“HC&S”), a division of A&B, and certain other wholly owned subsidiaries of A&B. Agribusiness produces and sells bulk raw sugar, specialty food-grade sugars and molasses, and is also a renewable energy provider on the islands of Maui and Kauai through hydroelectric and solar facilities and the cogeneration of electricity from bagasse at its sugar mill. This segment, which operates exclusively in Hawaii, also includes support services for other agricultural operations and includes general trucking services, mobile equipment maintenance and repair services.

6

More information about the Company can be found at www.alexanderbaldwin.com.

Corporate Headquarters Alexander & Baldwin, Inc. 822 Bishop Street Honolulu, HI 96813 Investor Relations Suzy P. Hollinger Director, Investor Relations (808) 525-8422 shollinger@abinc.com

Websites

Alexander & Baldwin, Inc.
www.alexanderbaldwin.com

A&B Properties, Inc.

www.abprop.com

Grace Pacific LLC

www.gracepacific.com

Hawaiian Commercial & Sugar Company
www.hcsugar.com

Transfer Agent & Registrar

Computershare

P.O. BOX 30170

College Station, TX 77842-3170

Overnight correspondence:

Computershare

211 Quality Circle, Suite 210

College Station, TX 77845

Shareholder website

www.computershare.com/investor

Shareholder online inquiries

https://www-us.computershare.com/investor/Contact

Stock Exchange Listing

NYSE: ALEX

7

Selected Financial Data

($ in millions)	2009	2010	2011	2012	2013	5-Year Average
Revenue [1]
Real Estate Leasing	102.5	93.8	99.7	100.6	110.4	101.4
Real Estate Development & Sales	125.5	131.0	59.8	32.2	423.0	154.3
Natural Materials & Construction[2]	n/a	n/a	n/a	n/a	54.9	54.9
Agribusiness	99.6	165.6	157.5	182.3	146.1	150.2
Reconciling items [3]	-	-	-	(8.3)	-	(1.7)
Total	327.6	390.4	317.0	306.8	734.4	415.2

Operating Profit [1]
Real Estate Leasing	43.2	35.3	39.3	41.6	43.4	40.6
Real Estate Development & Sales [4]	39.1	50.1	15.5	(4.4)	44.4	28.9
Natural Materials & Construction[2]	n/a	n/a	n/a	n/a	2.9	2.9
Agribusiness	(27.8)	6.1	22.2	20.8	10.7	6.4
Total	54.5	91.5	77.0	58.0	101.4	76.5

Real Estate Leasing Cash NOI[5]	65.9	55.7	60.8	63.1	68.8	62.9

[1]	Includes real estate discontinued operations and intersegment revenue.

[2]	Grace Pacific was acquired on October 1, 2013.

[3]	Represents the sale of a 286-acre agricultural parcel in the third quarter of 2012, which is reflected as revenue for segment reporting purposes.

[4]	2012 includes $9.8 million of charges related to the non-cash write down of the carrying values of non-strategic Mainland projects that do not align with the Company’s post-separation focus on Hawaii real estate development and sales.

[5]	See Table 14 for a statement regarding the Company’s use of NOI and a reconciliation of Leasing operating profit to NOI for the total portfolio.

8

Alexander & Baldwin, Inc. │Real Estate Supplement

Landholdings

9

Landholdings

As of December 31, 2013, A&B and its subsidiaries owned 88,921 acres, consisting of 88,755 acres in Hawaii and 166 acres on the Mainland.

Table 1

Landholdings By Geographic Location

December 31, 2013

Location	Acres
Maui	66,675
Kauai	20,365
Oahu	1,440
Molokai	265
Big Island	10
Total Hawaii	88,755

California	53
Utah	40
Texas	24
Nevada	21
Arizona	19
Colorado	5
Washington	4
Total U.S. Mainland	166

Total landholdings	88,921

Table 1 does not include 1,070 acres held under joint venture development (see Table 2 below). The Company also leases an additional 3,000 acres on Maui, Kauai, and Oahu from third parties.

Table 2

Landholdings Under Joint Venture Development

December 31, 2013

Project	Original acres	Acres at 12/31/13
Kukui’ula (HI)	1,000	943
Bakersfield (CA)	57	57
Ka Milo (HI)	31	20
Kai Malu (HI)	25	1
Santa Barbara Ranch (CA)	22	22
Palmdale (CA)	18	18
Crossroads (CA)	7	7
Waihonua (HI)	2	2
Total	1,162	1,070

10

The bulk of the Company’s 88,921 acres is used for agricultural, pasture, watershed and conservation purposes. A portion of these lands is used or planned for development or other urban uses, including the development projects described in the following pages. Table 3 details the Company’s landholdings by type and location.

Table 3

Landholdings By Type and Location

December 31, 2013

	Maui	Kauai	Oahu	Big Island	Molokai	Hawaii Total Acres	Mainland Total Acres	Total Acres
Fully entitled
Hawaii – development/other
Active development/sales	248	-	14	-	-	262	-	262
Future development	132	44	-	-	-	176	-	176
Ground leases to third parties	64	1	51	-	-	116	-	116
Land used by affiliates	22	24	-	-	-	46	-	46
Other, including land not planned for development	16	33	-	-	-	49	-	49
	482	102	65	-	-	649	-	649
Hawaii – commercial improved properties	58	18	120	10	-	206	-	206
Mainland – commercial improved properties	-	-	-	-	-	-	166	166
Subtotal – fully entitled	540	120	185	10	-	855	166	1,021

Agricultural, pasture and miscellaneous
Hawaiian Commercial & Sugar Company	33,054	-	-	-	-	33,054	-	33,054
Leased to third parties	6,308	5,123	75	-	-	11,506	-	11,506
Other agricultural, pasture and misc. purposes	10,903	1,797	540	-	265	13,505	-	13,505
Subtotal – agricultural, pasture & misc.	50,265	6,920	615	-	265	58,065	-	58,065

Watershed/conservation	15,870	13,325	640	-	-	29,835	-	29,835

Total landholdings	66,675	20,365	1,440	10	265	88,755	166	88,921

11

Table 4

A&B Ag Zoned Land Sales Data – Maui and Kauai

2008-2013

	Total acres sold	Average price per acre	High	Low
0-5 acres	5	$138,000	$175,000	$104,000
5-20 acres	60	62,100	167,800	24,300
20-100 acres	352	29,400	55,700	14,000
100+ acres	858	23,300	29,000	11,300
Total	1,275	$27,300	$175,000	$11,300

12

Alexander & Baldwin, Inc. │Real Estate Supplement

Real Estate Development & Sales

13

Real Estate Development & Sales Segment Strategy and Operations

The Real Estate Development & Sales segment generates its operating profit through the development and sale of pipeline projects, raw lands, real estate investments, commercial properties from the Real Estate Leasing segment portfolio, and the equity in earnings of joint ventures.

The Development & Sales segment primarily seeks to create shareholder value through an active, comprehensive, Hawaii-centric program of land stewardship, planning, entitlement, investment, development and sale of real estate. The segment’s primary strategic objectives include:

Focus on entitlement and development of legacy Hawaii lands

A&B focuses on the development of a portion of its core landholdings in Hawaii, pursuing entitlement and development projects that respond to market demand while meeting community needs. The large amount of land that the Company owns on Maui and Kauai provides opportunities for A&B to serve a wide range of markets.

Invest in high-returning real estate opportunities in Hawaii

In addition to the development of its legacy lands, since 1998, A&B has invested in attractive development opportunities across Hawaii, leveraging market knowledge, development expertise, entitlement experience and financial strength to both create shareholder value and diversify its development portfolio and pipeline.

Expand pipeline projects for market recovery

A&B’s pipeline of development projects encompasses a broad range of real estate product types, including residential and commercial properties. A&B works to continuously expand this pipeline to meet the real estate demands.

Utilize strategic joint ventures with a wide variety of partners

A&B pursues joint ventures and other strategic relationships, where appropriate, to supplement its in-house capabilities, access third-party capital, gain access to new opportunities in the Hawaii market, diversify its pipeline, and optimize risk-adjusted returns.

14

Table 5 provides an overview of all of the Company’s wholly owned and joint venture development projects, and is further supplemented by project information sheets that follow the table.

Table 5

Real Estate Development and Sales Overview

December 31, 2013

									(Dollars in millions)				Construction timing		Sales Closings Timing
Project	Location	Product type	Est. economic interest[1]	Acres at 12/31/13	Planned units, saleable acres or gross leasable square feet	Average unit (sf) or lot size (acres)	Units/acres closed through 12/31/13	Targeted sales price range per square foot or NOI	Est. project cost[2]	A&B net investment as of 12/31/13	A&B capital est. 2014[3]	O/S debt	Start/Est. start	Est. substantial completion	Start/Est. start	Est. end
ACTIVE DEVELOPMENT/SALES
Wholly owned (100% economic interest)
The Collection	Honolulu, Oahu	Primary residential		-	467 units	904 sf	-	tbd	tbd	4	tbd	-	tbd	tbd	2017	2017
Haliimaile	Haliimaile, Maui	Primary residential		55	175-200 lots	7,500 sf	-	tbd	tbd	1	3	-	2016	2019	2016	2019
Kahala Avenue Portfolio	Honolulu, Oahu	Residential		13	30 lots	0.5 acres	9 lots	$150-$385	135	99	1	42	n/a	n/a	2013	2018
Keala o Wailea (MF-11)	Wailea, Maui	Resort residential		7	70 units	1,450 sf	-	$600-$800	54	9	-	-	2014	2015	2015	2017
Maui Business Park II [4]	Kahului, Maui	Light industrial		150	130 acres	0.5-11 acres	4 acres	$38-$60	102	54	5	-	2011	2021	2012	2028
Mililani Mauka	Mililani, Oahu	Retail/Office		2	34,000 sf	n/a	-	$1.0M stabilized NOI	17	6	6	-	2012	2015	n/a	n/a
The Ridge at Wailea (MF-19)	Wailea, Maui	Resort residential		7	9 lots	0.5 acres	-	$60-$130	9	9	-	-	2007	2009	2014	2016
Wailea B-1	Wailea, Maui	Commercial/retail		16	60,000 sf	tbd	-	tbd	tbd	5	1	-	tbd	tbd	tbd	tbd
Wailea MF-7	Wailea, Maui	Resort residential		13	75 units	1,700 sf	-	$800-$1,100	84	9	-	-	2015	2017	2017	2018
Total				263

Joint ventures
Ka Milo at Mauna Lani	Kona, Hawaii	Resort residential	50%	20	137 units	2,000 sf	49 units	$530-$800	120	10	-	-	2005	2016	2007	2016
Kai Malu at Wailea	Wailea, Maui	Resort residential	50%	1	150 units	2,800 sf	147 units	$540-$1,080	124	1	-	-	2004	2008	2006	2014
Kukui'ula	Poipu, Kauai	Resort residential	85% +/- 5%	943	Up to 1,500 units on 640 saleable acres	0.42 acres	98 lots	$30-$130	785	259	11	-	2006	2030[5]	2006	2030
Waihonua at Kewalo	Honolulu, Oahu	Primary residential	75% +/- 5%	2	341 units (340 salable)	1,000 sf	-	$450-$970	210	33	-	-	2012	2014	2015	2015
				966

Investments
ONE Ala Moana	Honolulu, Oahu	Preferred investment			206					20	-	-	2013	2014	2014	2015

FUTURE DEVELOPMENT
Wholly owned
Aina 'O Kane	Kahului, Maui	Primary res./commercial		4
Brydeswood	Kalaheo, Kauai	Agricultural Lots		336
Kahului Town Center	Kahului, Maui	Primary res./commercial		19
Kai Olino	Port Allen, Kauai	Primary residential		4
Wailea SF-8	Kihei, Maui	Primary residential		13
Wailea MF-6	Wailea, Maui	Resort residential		23
Wailea MF-10	Wailea, Maui	Resort residential/commercial		14
Wailea MF-16	Wailea, Maui	Resort residential		7
Wailea, other	Wailea, Maui	Various		71
Total				491

15

Table 5(continued)

Real Estate Development and Sales Overview

December 31, 2013

									(Dollars in millions)				Construction timing		Sales Closings Timing
Project	Location	Product type	Est. economic interest[1]	Acres at 12/31/13	Planned units, saleable acres or gross leasable square feet	Average unit (sf) or lot size (acres)	Units/acres closed through 12/31/13	Targeted sales price range per square foot or NOI	Est. project cost[2]	A&B net investment as of 12/31/13	A&B capital est. 2014[3]	O/S debt	Start/Est. start	Est. substantial completion	Start/Est. start	Est. end
FUTURE DEVELOPMENT (Continued)
Joint ventures
Bakersfield	Bakersfield, CA	Retail		57
Palmdale Center	Palmdale, CA	Office/Industrial		18
Santa Barbara Ranch	Santa Barbara, CA	Primary residential		22
				97
ENTITLEMENT
Ele'ele Community Phase I	Ele'ele, Kauai	Primary residential		260	tbd
Kihei Residential	Kihei, Maui	Primary residential		95	up to 600 units
Wai'ale	Kahului, Maui	Primary residential		545	up to 2,550 units
				900

JOINT VENTURE DEVELOPMENTS HELD FOR LEASE
Crossroads Plaza	Valencia, CA	Office/retail		7	56,000 s.f.	100% occup.

[1]	Economic interest represents the Company’s estimated share of distributions after return of capital contributions, based on current forecasts of sales activity. Actual results could differ materially from projected results due to the timing of expected sales, increases or decreases in estimated sales prices or costs and other factors. As a result, estimated economic interests are subject to change.

[2]	Includes land cost at book value and capitalized interest, but excludes sales commissions and closings costs.

[3]	Estimated 2014 capital is dependent on a number of factors, including timing of sales proceeds, project costs and construction progress. Construction progress, even on fully entitled projects, depends on additional government approvals, such as building permits. As a result, estimated capital expenditures, sales or leasing timing are subject to change.

[4]	Includes 24 acres of roadways and other infrastructure that are not saleable.

[5]	Represents estimated completion date for major project infrastructure and amenities. Construction activities related to parcel development will be ongoing.

16

Table 6

Reconciliation of Acres Under Development (Table 5) to Landholdings (Table 3)

December 31, 2013

Acres
Active development/sales - wholly owned (Table 5)	263
Less:
Gateway at Mililanu Mauka acres included in Hawaii-commercial improved properties in Table 3	(1)
Active development/sales (Table 3)	262

Future development - wholly owned (Table 5)	491
Less:
Brydeswood agricultural-zoned lots included in Kauai other ag, pasture and misc. purposes in Table 3	(336)
Kahului Town Center redevelopment acres included in Hawaii-commercial improved properties in Table 3	(19)

Add:
Ele'ele acres already entitled included in Kauai fully entitled future development in Table 3	40
Fully entitled Hawaii-development/other- future development (Table 3)	176

17

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18

Development Project Information Sheets

ACTIVE DEVELOPMENT

Wholly Owned

The Collection	20
Haliimaile	20
Kahala Avenue Portfolio	21
Maui Business Park II	21
Mililani Mauka – Retail/Office	22
Wailea	23

Keala O Wailea (MF-11)	24
The Ridge at Wailea (MF-19)	24
Wailea B-1	24
Wailea MF-7	24

Joint Venture

Ka Milo at Mauna Lani	25
Kukui‘ula	26
Waihonua at Kewalo	27

INVESTMENTS

ONE Ala Moana	28

FUTURE DEVELOPMENTS

Wholly Owned

Aina ‘O Kane	29
Brydeswood	29
Kahului Town Center	29
Wailea Parcels	29

ENTITLEMENT ACTIVITY

Ele’ele Community	30
Kihei Residential	31
Wai’ale Community	31

19

Active Development

The Collection

Location
Honolulu, Oahu

Acquisition Date
Controlled under a long-term option agreement to acquire site

Acres
Option to purchase 3.3 acres

Units
467

Project Overview
• Planned development of mixed-use residential community to include high-rise tower, mid-rise building and townhomes, as well as retail shops and restaurants	• Ocean views and convenient location are expected to appeal to the local buyers the Company is targeting
• Controlled under a long-term option agreement to acquire site	• As of February 20, 2013, 56% of the units available for sale were pre-sold under binding contracts
• Design completed and presales began on 397-unit high-rise tower on August 17, 2013	• The timing of construction will depend on a variety of factors, including achieving acceptable presales and completing the regulatory approval process
• Also to include, 16, 3-bedroom townhomes and 54 low-rise flats

Haliimaile

Location
Haliimaile, Maui

Acquisition Date
Historic lands

Acres
55

Lots
175-200

Project Overview
• Primary residential subdivision planned for Haliimaile (Upcountry, Maui)	• 10 acres are allocated for a park
• Project to include 175 to 200 single- and multi-family units	• In 2012, an additional 80 acres adjacent to this subdivision, were approved by the County for future urban growth in the Maui Island Plan

20

Active Development

Kahala Avenue Portfolio

Location
Honolulu, Oahu

Acquisition Date
September 10, 2013, December 27, 2013

Acres
16 (13 remaining)

Lots
30 (27 lots acquired in September 2013, 3 lots acquired in December 2013)

Project Overview
• Original purchase of 27 lots on Kahala Avenue in September 2013 for $98 million	• Acquisition was an off-market transaction at a substantial discount to market value
• 3 additional lots acquired in December 2013 for $30 million (2 oceanfront)	• 10 lots sold since September 2013 for $53 million (9 closed in 2013, 1 in escrow and scheduled to close in April)
• Located on Kahala Avenue, Honolulu’s premier residential address

Maui Business Park II

Location
Kahului, Maui

Acquisition Date
Historic lands

Acres
Original: 154 (130 salable)
Remaining: 126 salable

Project Overview
• Zoned for light industrial use (commercial, retail, office)	• Adjacent to 76-acre Maui Business Park I project, Maui’s primary retail destination
• Well-located in Central Maui near Kahului Airport, Harbor and Maui’s primary residential districts	• 4-acre parcel sold to Costco in January 2012 for $38 per square foot
• Primary source of Maui’s future commercial development lands	• 24-acre adjacent parcel sold in November 2013 for $38 per square foot for the development of Maui’s first Target store

21

Active Development

Mililani Mauka- Retail/Office

Location
Mililani, Oahu

Acquisition Date
December 29, 2011/June 7, 2012

Acres
9 (2 remaining for development, 7acres included in Leasing portfolio)

GLA (in sq. ft.)
37,600- existing
34,000 - future

Project Overview
• Fully zoned for commercial development	• Construction of 11,500 square-foot building and a 1,500 square-foot standalone Starbucks building was completed in 2013
• Well-located within the only retail shopping/office area in the Mililani Mauka community (pop. 20,000) in Central Oahu	• Construction commenced and was substantially completed on a 16,000 square-foot building in 2013 that will be placed in service in the first quarter of 2014
• Original 24,600 square-foot retail/office and land acquired with 1031 exchange funds	• Planning and design of an 18,000 square-foot medical office building is underway
• Targeting restaurant, neighborhood retail and medical and office tenants. - Current tenants include Domino’s Pizza, Subway, Supercuts and Hakuyosha

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Active Development

Wailea

A&B was the original developer of the Wailea Resort on Maui, beginning in the 1970s and continuing until A&B sold the resort to a Japanese company in 1989. In October 2003, A&B re-acquired from the same Japanese company all of the remaining undeveloped land in the resort, consisting of 270 acres of fully zoned, residential and commercial land, for $67.1 million. This map shows the sites (outlined in red) that were reacquired in 2003. Since that time, sites MF-15, the Golf Vistas, B-II, MF-9, MF-5 and MF-4 were sold or developed, and MF-8 was contributed to the Kai Malu joint venture. A&B has approximately 170 acres of developable land remaining in the Wailea resort planned for up to 700 units; 40 acres are in active development and/or being marketed for sale.

Active Development

Wholly Owned

Keala o Wailea (MF-11), The Ridge at Wailea (MF-19), B-1, MF-7

Joint Ventures

Kai Malu at Wailea (MF-8, 3 units remaining)

Future Development or Sale

MF-6, MF-10, MF-12, MF-13, MF-16, SF-7, SF-8, SF-S

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Wailea Active Development

Keala o Wailea (MF-11)

Keala o Wailea (MF-11) is a planned 70-unit multi-family development on seven acres in partnership with Armstrong Builders. The estimated sales price range is $600 to $800 per square foot.

The Ridge at Wailea (MF-19)

The Ridge at Wailea (MF-19) consists of nine, half-acre, oceanview estate lots situated on 7 acres. The estimated sales price range is $60 to $130 per square foot, with an average list price of $2 million.

Wailea B-1

The 16-acre B-1 parcel, which contains the only approved gas station site within the Wailea master plan, is planned for a retail commercial center with approximately 60,000 square feet of leasable space. Preliminary planning and design work was completed and bulk sale or development is being considered for the project.

Wailea MF-7

The 13-acre MF-7 parcel is fully designed and permitted for the development of a 75-unit multi-family project. The project has secured the required affordable housing credits and water meters.

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Active Development - Joint Ventures

Ka Milo at Mauna Lani

Location
Kona, Hawaii

Acquisition Date
May 2004

Acres
31 (20 remaining)

Units/Homes
137 total (49 sold)

Project Overview
• 137-unit resort residential community, with a mix of single-family and attached single-family homes	• 13 units closed in 2013 at an average price of $1.1 million
• 51 units have been completed as of 12/31/13	• Units are constructed in phases based on buyer demand
• Onsite resort amenities include two pools, spa, exercise room, and function pavilion	• 24 units are projected to be completed in 2014
• Construction of second phase continues, focusing on single-family units

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Active Development - Joint Ventures

Kukui‘ula

Location
Poipu, Kauai

Acquisition Date
Historic lands

Acres
1,000 (943 remaining)

Units
Up to 1,500

Project Overview
• Luxury resort residential community in Poipu, Kauai for the development of up to 1,500 residential units on 1,000 fully entitled acres	• Active vertical construction program, including 32 homes built and 12 under construction by the joint venture, owners or third party developers
• Joint venture with DMB Associates, developer of premier master-planned residential communities	• Two cottages (average sales price $1,200 psf) and eight vacant lots (average price of $1.3 million) sold in 2013. 98 lots closed; 84 lots available as of February 20, 2014

•    All resort amenities completed

-      75,000 sq. ft. private club

▪ Owners plantation house and golf club houses

▪ World-class spas, pools, fitness center,
movement studio

-      Weiskopf-designed championship golf course

-      Community lake and farm

-      Beach pool, bar and grill

•     Property types

-      Premiere Estate Lots – 2+ acres ($5.8M)

-      The Villas – 4-bedroom, single-family, ocean view homes ($4.2M-$5M)

-      Club Cottages – 3-bedroom, furnished homes ($2.8M-$3M)

-      The Bungalows – 1 to 3-bedroom homes ($1.2M-$3M)

-      Custom Homesites – 20,000 sf to 2.5 acres
($1M-$4.75M)

-      Makai Cottages – 2 to 4 bedrooms homes, 7 floor plans ($2.2M-$4M)

Financial & Capital Overview
• Kukui’ula is a long-term, master planned project, designed to accommodate high-end resort residential growth on Kauai’s south shore over the next 15 to 25 years, and significant fluctuations in annual absorption over that time frame can be expected. The Company experienced similar absorption fluctuations over the course of its earlier, highly successful Wailea project.
• Sufficient project infrastructure is in place today to sell about 280 additional acres (500 to 800 units). Future infrastructure requirements would be paid for from project cash flows.
• GAAP accounting for the project will differ materially from cash flows, due to percentage of completion accounting.
• Total capital contributions to the venture as of December 31, 2013, were $266 million by A&B, which includes $30 million for the value of land contributed, and $188 million by DMB.

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Active Dvelopment - Joint Ventures

Waihonua at Kewalo

Location
Honolulu, Oahu

Acquisition Date
June 30, 2010

Units
341 (340 saleable)

Floors
43

Project Overview
• High-rise condominium in urban Honolulu, near the Ala Moana Center	• Amenities include recreation deck, pool, spa, barbeque dining pavilions, fitness center, private movie theatre and visitor guest suites
• Well located near shopping, restaurants and beaches	• Joint venture partners, construction loan and general contractor secured in 2012
• One-, two- and three-bedroom residences averaging 1,000 square feet	• Construction underway with completion projected in early 2015
• Sales prices average approx. $725/sq. ft.	• In July 2013, all 340 saleable units were pre-sold under binding contracts

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Real Estate Investments

Since 1998 A&B has invested in attractive real estate development and investment opportunities across Hawaii, leveraging market knowledge, development expertise, entitlement experience and financial strength to both create shareholder value and diversify its development portfolio and pipeline.

ONE Ala Moana (OAHU)

ONE Ala Moana is a 23-story condominium tower consisting of 206 luxury residential units that is being developed by a partnership of the Howard Hughes Corporation, The MacNaughton Group and Kobayashi Group. A&B made a $20 million preferred investment with profit participation. The tower is being developed at Ala Moana Center. As of April 2013, all of the 205 units available for sale were pre-sold under binding contracts. The project is under construction with a targeted completion date of late 2014.

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Future Development Project Summaries

Hawaii

Aina ‘O Kane (Maui)

A residential condominium development with ground-floor commercial space planned for Kahului, Maui.

Brydeswood (Kauai)

Brydeswood is planned for 24 large agriculture estate lots in Kalaheo, Kauai.

Kahului Town Center (Maui)

Redevelopment of the 19-acre Kahului Shopping Center block is being evaluated for a combination of residential and commercial units.

Kai‘Olino (Kauai)

Kai‘Olino is planned for 75 condominium units on four acres located at the harbor at Port Allen on the island of Kauai.

Wailea Parcels (Maui) – see page 23 for description

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Entitlement Activity

Successful land entitlement is a challenging, yet critical step in the development process. Similar to other high-demand, high-quality locales with a limited supply of land suitable for development, the entitlement process in Hawaii is complex, time-consuming and costly, involving a variety of state and county regulatory approvals. For example, conversion of an agriculturally zoned parcel to residential zoning usually requires the following approvals:

•	County amendment of the county general plan and community plan to reflect the desired residential use;

•	State Land Use Commission (SLUC) reclassification of the parcel from the Agricultural district to the Urban district; and

•	County rezoning of the property to the precise residential use desired.

A&B actively works with regulatory agencies, commissions and legislative bodies at various levels of government to entitle lands. A&B designates a parcel as fully entitled or fully zoned when all of the above-mentioned land use approvals have been obtained.

Ongoing planning and entitlement efforts are focused on the following projects:

Ele’ele Community (Kauai)

The Ele’ele Community Master Plan is an 840-acre new primary residential community east of Port Allen on Kauai. The 260-acre first phase is being pursued through Kauai’s multi-year General Plan Update Process, which commenced in 2013. This process will take approximately two to three years, after which applications for state and county zoning would be pursued, as appropriate.

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Kihei Residential (Maui)

A primary residential subdivision situated on 95 acres in Kihei, on Maui’s south shore, planned for up to 600 housing units, plus complementary commercial uses. In January 2009, the SLUC approved the project’s district boundary amendment application for urban designation. Applications for zoning and community plan amendment were filed with the County in 2010. In December 2010, the Planning Commission recommended approval of the change in zoning and community plan amendment applications, and the applications were transmitted to the County Council for review and approval. County Council hearings are scheduled in the first quarter of 2014.

Wai’ale Community (Maui)

Wai’ale is a proposed master-planned community located in Central Maui. Approximately 545 acres of the project have been designated for urban growth in the Maui General Plan to accommodate up to 2,550 primary housing units, together with parks, school, civic and commercial uses. In 2012, the SLUC approved Urban designation for the project. The Company is engaged in master planning and County land use applications for rezoning and a community plan amendment to be submitted to the County. In 2013, the County acquired an adjacent 209-acre parcel to be developed as a regional park.

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Alexander & Baldwin, Inc. │Real Estate Supplement

Real Estate Leasing

33

Real Estate Leasing Segment Strategy and Operations

The Real Estate Leasing segment owns, operates and manages commercial properties. It focuses on acquiring high-quality retail, office and industrial properties in good locations, effectively managing those properties to increase margins through higher occupancies and cost management, and positioning these assets for potential sale when full market value has been achieved.1 Real Estate Leasing income also includes revenue from a variety of land leases, licenses and other agreements related to real estate in Hawaii. From a strategic perspective, the relatively stable, recurring cash flows generated by the Real Estate Leasing business act to counterbalance the cyclicality inherent in Real Estate Development and Sales results, as well as support development activities.

As of December 31, 2013, A&B’s portfolio includes 60 income-producing properties comprising 5.1 million square feet of gross leasable area (2.6 million in Hawaii and 2.5 million on the Mainland).

A&B strives to increase the value of its commercial property portfolio through active management. Periodically, when A&B believes it has maximized the value of a select asset, it may market the asset for sale, or sell in response to an unsolicited offer. Upon sale, A&B will seek to redeploy the proceeds on a 1031 tax-deferred basis into a new asset with a higher return potential. Income taxes that are deferred utilizing the 1031 exchange process represent an interest-free source of capital that is used by the Company to generate incremental cash flow. Given the low historical cost basis of the Company’s lands, the strategy is particularly appealing to A&B. Over the years, the Company has deferred approximately $225 million of income taxes on the sale of raw land and improved properties. The tax benefits of the 1031 program also allow the Company to compete effectively for acquisitions, and earn competitive returns. Following separation, A&B increased its focus on Hawaii and began executing a strategy of migrating its Mainland commercial assets to Hawaii.

In 2013, the Company completed a number of significant commercial property acquisitions and dispositions in connection with the migration of its Mainland portfolio to Hawaii. The largest acquisition, which closed on December 20, 2013, consisted of retail, industrial and ground leased properties primarily located in Kailua, Oahu for $373 million. For purposes of this Supplement, information about the acquired portfolio is reported in five categories:

[1]	Sales of commercial properties are reported in Real Estate Development and Sales segment results.

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•	Kailua Industrial/Other
•	Kailua Grocery Anchored
•	Kailua Retail Other
•	Kailua ground leases
•	Other Oahu ground leases

The acquisition was primarily funded by 1031 proceeds generated by the sale of six Mainland commercial properties, other 1031 proceeds (including proceeds from the sale of Maui Mall, which closed on January 6, 2014), and reverse 1031 proceeds from future commercial property and non-core land sales.

In addition to the December 20 acquisition, in 2013 the Company acquired three retail assets in Hawaii, with over 630,000 square feet (primarily on Oahu), for approximately $191 million. The Company also assumed control of The Shops at Kukui'ula, a 78,900 square-foot retail center on Kauai.

Due to the significant changes to the Company's commercial portfolio from acquisitions and dispositions, historical leasing NOI may not be indicative of future results.

Going forward, over 75% of Leasing segment NOI is expected to come from Hawaii assets, compared to 40% at the beginning of 2013.

See Table 15 for additional information on the Company’s commercial property acquisitions and dispositions in 2013.

Portfolio Segment Description

Hawaii Improved Properties

A&B’s Hawaii improved property portfolio consists of 47 retail, office and industrial properties, comprising approximately 2.6 million square feet of leasable space. The majority of the commercial properties are located on Maui and Oahu, with smaller holdings in the area of Port Allen, Kauai, and the Big Island of Hawaii.

Kailua Ground Leases

The Company leases and licenses portions of its land in Kailua on Oahu to third parties, which are categorized as “Kailua ground leases.” These leases and licenses are developed with a variety of retail and industrial commercial improvements, and cover 28 acres.

Other Oahu Ground Leases

The Company leases and licenses portions of its land in urban Oahu, which is categorized as “Other Oahu ground leases,” to third parties. These leases and licenses are developed with retail commercial improvements, and cover 23 acres.

35

Neighbor Island Ground Leases

The Company leases and licenses portions of its legacy lands on Maui and Kauai to third parties. These leases and licenses cover a wide variety of urban and agricultural lands, ranging from ground leases covering commercial properties, to farming and pasture leases, to licenses of remnant parcels and easement areas, to sand and aggregate quarry leases whose lease or royalty payments are based on extraction rates.

Mainland Improved Properties

On the Mainland, A&B owns a portfolio of 13 retail, office and industrial properties acquired primarily by way of 1031 tax-deferred exchanges. The Company’s Mainland portfolio comprises approximately 2.5 million square feet of leasable space.

Summarized information for the Company’s portfolio as of and for the year ended December 31, 2013 follows.

	Hawaii	Mainland	Total
GLA (in millions) at 12/31/13
Retail	1.8	0.2	2.0
Industrial	0.6	1.2	1.8
Office	0.2	1.1	1.3
Total	2.6	2.5	5.1

2013 Average Occupancy
Retail	92%	88%	91%
Industrial	97%	99%	98%
Office	82%	88%	88%
Total	93%	95%	95%

2013 Cash NOI (in millions)[1]	$34.7[2]	$34.1	$68.8

[1]	See Table 14 for a statement regarding the Company’s use of NOI and a reconciliation of Leasing operating profit to NOI for the total portfolio.

[2]	Includes $3.8 million of NOI from Hawaii ground leases

36

Real Estate Leasing Segment – Asset Descriptions and Statistics

Tables 7 and 8 provide detail on the Company’s commercial real estate portfolio.

Table 7

Property Detail - Hawaii Properties

For the Year Ended 12/31/13, Except as Indicated

Property	Number of properties	Island	Gross leasable area at 12/31/13 (sq. ft.)	Leased[1] 2013 (percent)	Outstanding debt at 12/31/13 ($ in 000s)	2013 net operating income (NOI)[2] ($ in 000s)	% NOI to total Hawaii portfolio
Retail:
Gateway at Mililani Mauka	1	Oahu	18,900	97	$-	$387	1.1
Kahului Shopping Center	1	Maui	48,700	91	-	377	1.1
Kailua Grocery Anchored[3]	4	Oahu	189,200	98	13,031	189	0.5
Kailua Retail Other[3]	11	Oahu	128,200	95	-	120	0.3
Kaneohe Bay Shopping Center	1	Oahu	124,300	99	-	1,931	5.6
Kunia Shopping Center	1	Oahu	60,400	95	-	2,135	6.1
Lahaina Square	1	Maui	50,200	68	-	509	1.5
Lanihau Marketplace	1	Hawaii	88,300	89	-	1,583	4.6
Maui Mall[4]	1	Maui	185,700	94	-	2,892	8.3
Napili Plaza	1	Maui	45,100	91	-	591	1.7
Pearl Highlands Center	1	Oahu	415,400	98	61,780	2,788	8.0
Port Allen Marina Center	1	Kauai	23,600	74	-	375	1.1
The Shops at Kukui'ula	1	Kauai	78,900	80	43,953	494	1.4
Waianae Mall	1	Oahu	170,300	90	19,931	2,730	7.9
Waipio Shopping Center	1	Oahu	113,800	97	-	3,082	8.9
Subtotal – Retail	28		1,741,000	92	$138,695	$20,183	58.1

Industrial:
Kailua Industrial/Other[3]	6	Oahu	68,800	100	$-	$27	0.1
Komohana Industrial Park[5]	1	Oahu	238,300	100	-	3,797	10.9
P&L Building	1	Maui	104,100	89	-	1,001	2.9
Port Allen	3	Kauai	63,800	99	-	615	1.8
Waipio Industrial	1	Oahu	158,400	96	-	2,041	5.9
Subtotal – Industrial	12		633,400	97	$-	$7,481	21.6

Office:
Gateway at Mililani Mauka South	1	Oahu	18,700	100	$-	$682	2.0
Judd Building	1	Oahu	20,200	71	-	138	0.4
Kahului Office Building	1	Maui	58,400	81	-	1,087	3.1
Kahului Office Center	1	Maui	32,900	74	-	452	1.3
Lono Center	1	Maui	13,400	85	-	227	0.7
Maui Clinic Building	1	Maui	16,600	89	-	321	0.9
Stangenwald Building	1	Oahu	27,100	84	-	280	0.8
Subtotal – Office	7		187,300	82	$-	$3,187	9.2

Table 7 continued on the next page

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Table 7(cont.)

Property Detail - Hawaii Properties

For the Year Ended 12/31/13, , Except as Indicated

Property	Number of properties	Island	Gross leasable area at 12/31/13 (sq. ft.)	Leased[1] 2013 (percent)	Outstanding debt at 12/31/13 ($ in 000s)	2013 net operating income (NOI)[2] ($ in 000s)	% NOI to total Hawaii portfolio
Ground Leases
Kailua[3]	28 acres		-		$-	$136	0.4
Other Oahu[3]	23 acres		-		-	161	0.4
Neighbor Island	3,203 acres		-		-	3,567	10.3
Subtotal – Ground Leases	3,254 acres		-		$-	$3,864	11.1
Total Hawaii	47		2,561,700	93	$138,695	$34,715	100.0

[1]	Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.

[2]	See Table 14 for a statement regarding the Company’s use of NOI and a reconciliation of Leasing operating profit to NOI for the total portfolio.

[3]	Portfolio was purchased from the Kaneohe Ranch/Harold K.L. Castle Foundation on December 20, 2013. NOI and % NOI to total portfolio include results from the acquisition date through year-end.

[4]	On January 6, 2014, the Company closed the sale of Maui Mall.

[5]	Includes ground leased income.

Note:	For portfolio asset class and geographic occupancy see Table 9. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

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Table 8

Property Detail - Mainland Improved Properties

For the Year Ended 12/31/13, Except as Indicated

Property	Number of properties	Location	Gross leasable area at 12/31/13 (sq. ft.)	Leased[1] 2013 (percent)	Outstanding debt at 12/31/13 ($ in 000s)	2013 net operating income (NOI)[2] ($ in 000s)	% NOI to total Mainland portfolio
Retail:
Little Cottonwood Center	1	Sandy, UT	141,500	94	$6,058	$1,379	9.2
Royal MacArthur Center	1	Dallas, TX	44,400	100	-	996	6.7
Wilshire Shopping Center	1	Greeley, CO	46,500	57	-	194	1.3
Subtotal – Retail	3		232,400	88	$6,058	$2,569	17.2

Industrial:
Midstate Hayes	1	Visalia, CA	789,100	95	$11,472	$2,559	17.1
Sparks Business Center	1	Sparks, NV	396,100	98	-	1,695	11.3
Subtotal – Industrial	2		1,185,200	99	$11,472	$4,254	28.4

Office:
Concorde Commerce Center	1	Phoenix, AZ	137,200	100	$-	$133	0.9
Deer Valley Financial Center	1	Phoenix, AZ	126,600	75	-	475	3.2
Gateway Oaks	1	Sacramento, CA	58,700	54	-	134	0.9
Ninigret Office Park	1	Salt Lake City, UT	185,500	100	-	1,834	12.2
1800 and 1820 Preston Park	1	Plano, TX	198,800	93	-	1,945	13.0
2868 Prospect Park	1	Sacramento, CA	162,900	86	-	1,299	8.7
San Pedro Plaza	1	San Antonio, TX	172,000	73	-	969	6.5
Union Bank	1	Everett, WA	84,000	100	-	1,350	9.0
Subtotal – Office	8		1,125,700	88	$-	$8,139	54.4

Total Mainland	13		2,543,300	95	$17,530	$14,962	100.0

[1]	Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.

[2]	See Table 14 for a statement regarding the Company’s use of NOI and a reconciliation of Leasing operating profit to NOI for the total portfolio.

Note:	For portfolio asset class and geographic occupancy see Table 9. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

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Table 9

Comparable % Occupancy Data by Geographic Region and Asset Class

	2013				2012				Percentage point change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	92	97	82	93	92	93	88	92	-	4	(6)	1
Mainland improved	88	99	88	95	86	97	85	93	2	2	3	2
Total	91	98	88	95	89	96	86	93	2	2	2	2

Table 10

Weighted Average Gross Leasable Area by Geographic Region and Asset Class

	2013 (in sq. ft.)				2012 (in sq. ft.)				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	1,088,300	570,300	187,300	1,845,900	698,200	564,600	180,400	1,443,200	55.9	1.0	3.8	27.9
Mainland improved	677,700	3,969,600	1,225,000	5,872,300	718,200	4,465,600	1,277,500	6,461,300	(5.6)	(11.1)	(4.1)	(9.1)
Total	1,766,000	4,539,900	1,412,300	7,718,200	1,416,400	5,030,200	1,457,900	7,904,500	24.7	(9.7)	(3.1)	(2.4)

Table 11

Occupancy Analysis Trend – Last Five Quarters

	4Q2013			3Q2013			2Q2013			1Q2013			4Q2012
	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased
Retail	31	2,081,900	92	18	1,773,600	91	17	1,620,000	90	16	1,588,600	90	15	1,416,500	89
Industrial	14	3,509,100	99	12	4,829,200	99	13	4,910,600	98	13	4,910,700	98	14	5,030,300	97
Office	15	1,314,500	86	15	1,412,400	87	16	1,461,500	88	16	1,461,200	89	16	1,460,200	89
Total	60	6,905,500	95	45	8,015,200	95	46	7,992,100	94	45	7,960,500	94	45	7,907,000	94

Note: Gross leasable area is periodically adjusted based on remeasurement of reconfiguration of space.

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Table 12

Real Estate Leasing Net Operating Income (NOI)

(in millions)

	2013				2012				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	$20.2	$7.5	$3.2	$30.9	$13.3	$6.6	$3.4	$23.3	51.9	13.6	(5.9)	32.6
Hawaii ground leases	-	-	-	3.8	-	-	-	3.5	-	-	-	8.6
Total Hawaii	$20.2	$7.5	$3.2	$34.7	$13.3	$6.6	$3.4	$26.8	51.9	13.6	(5.9)	29.5
Mainland improved	8.8	15.6	9.7	34.1	8.9	17.0	10.4	36.3	(1.1)	(8.2)	(6.7)	(6.1)
Total	$29.0	$23.1	$12.9	$68.8	$22.2	$23.6	$13.8	$63.1	30.6	(2.1)	(6.5)	9.0

Table 13

Real Estate Leasing Same Store NOI1

(in millions)

	2013				2012				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	$12.9	$7.4	$2.5	$22.8	$13.0	$6.6	$3.1	$22.7	(0.8)	12.1	(19.4)	0.4
Hawaii ground leases	-	-	-	3.6	-	-	-	3.4	-	-	-	5.9
Total Hawaii	$12.9	$7.4	$2.5	$26.4	$13.0	$6.6	$3.1	$26.1	(0.8)	12.1	(19.4)	1.1
Mainland improved	2.6	4.3	8.1	15.0	2.3	4.3	8.2	$14.8	13.0	-	(1.2)	1.4
Total	$15.5	$11.7	$10.6	$41.4	$15.3	$10.9	$11.3	$40.9	1.3	7.3	(6.2)	1.2

[1]	Same Store NOI relates to properties that were operated throughout the duration of both periods under comparison.

Note: See Table 14 for a statement on the Company’s use of NOI and a reconciliation of Leasing operating profit to Real Estate Leasing NOI and Real Estate Leasing Same Store NOI.

41

Statement on Management’s Use of Non-GAAP Financial Measures

Net operating income (NOI) is a non-GAAP measure derived from real estate revenues (determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). NOI does not have any standardized meaning prescribed by GAAP, and therefore, may differ from definitions of NOI used by other companies. NOI should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, or as an alternative to cash flow from operating activities as a measure of the Company’s liquidity. NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes general and administrative expenses, straight-line rental adjustments, interest income, interest expense, depreciation and amortization expense, and gains on sales of interests in real estate. The Company believes that the Real Estate Leasing segment’s operating profit after discontinued operations is the most directly comparable GAAP measurement to NOI. A required reconciliation of Real Estate Leasing operating profit to Real Estate Leasing segment NOI and same store NOI is as follows:

Table 14

Reconciliation of Real Estate Leasing Operating Profit to NOI and Same Store NOI (Non-GAAP)

(in millions)

	2013	2012	2011	2010	2009
Real Estate Leasing segment operating profit before discontinued operations	$43.4	$41.6	$39.3	$35.3	$43.2
Less amounts reported in discontinued operations	(14.6)	(17.1)	(16.3)	(15.9)	(23.3)
Real Estate Leasing segment operating profit after subtracting discontinued operations	$28.8	$24.5	$23.0	$19.4	$19.9
Adjustments:
Depreciation and amortization expense	24.8	22.2	21.7	21.1	21.2
FASB 13 straight-line lease adjustments	(2.9)	(3.6)	(3.8)	(4.1)	(2.0)
General and administrative expense	3.5	2.9	3.6	3.4	3.5
Discontinued operations	14.6	17.1	16.3	15.9	23.3
Real Estate Leasing total NOI	$68.8	$63.1	$60.8	$55.7	$65.9
Acquisitions/ disposition and other adjustments	(27.4)	(22.2)
Real Estate Leasing segment same store NOI[1]	$41.4	40.9

[1]	NOI related to properties that were operated throughout the duration of both periods under comparison.

42

Portfolio Acquisitions and Dispositions

Table 15

2013 Property Portfolio Acquisitions/Dispositions

Property acquired in 2013	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Waianae Mall	1/13	$30	170,300	93	[1]
Napili Plaza	5/13	19	45,100	92
Pearl Highlands Center	9/13	142	415,400	98
The Shops at Kukui'ula[2]	9/13	-	78,900	82
Kaneohe Ranch/Harold K.L. Castle Foundation Portfolio[3]	12/13	373	386,200 + 51 acres ground leased to third parties and improved with 760,000 sq. ft.	98
Total		$564	1,095,900

Property disposed in 2013	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Northpoint Industrial	1/13	$15	119,400	100
Centennial Plaza	9/13	15	244,000	100
Issaquah Office Center	9/13	22	146,900	100
Republic Distribution Center	10/13	20	312,500	100
Industrial Portfolio[4]	12/13	165	2,604,400	99
Retail Portfolio[5]	12/13	101	485,800	88
Total		$338	3,913,000

2012 Property Portfolio Acquisitions/Dispositions

Property acquired in 2012	Acquisition date (month/year)	Acquisition price (in millions)		Gross leasable area (sq. ft.)	Leased percentage at acquisition
Gateway at Mililani Mauka South	6/12	$11	[6]	18,700	100

Property disposed in 2012	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Firestone Boulevard Building	3/12	$4	28,100	100

[1]	79 percent occupied at closing on 1/23/13. Lease signed prior to closing, but effective on 2/1/13, brought occupancy up to 93 percent.

[2]	In November 2013, A&B refinanced and assumed control of The Shops at Kukui’ula. The Shops were originally developed in 2009 through a joint venture of as part of the amenities for the Kukui’ula resort.

[3]	Portfolio is reported in five categories: Kailua Industrial/Other, Kailua Grocery Anchored, Kailua Retail Other, Kailua ground leases and Other Oahu ground leases.

[4]	Industrial Portfolio includes the disposition of Activity Distribution Center, Heritage Business Center and Savannah Logistics Park.

[5]	Retail Portfolio includes the disposition of Broadlands Marketplace, Meadows on the Parkway and Rancho Temecula Town Center.

[6]	$11.4M acquisition price includes two existing buildings totaling 18,700 square feet and a 1.6-acre development parcel.

43

Lease Renewal Analysis

The weighted average lease terms of our Hawaii and Mainland portfolios are 76 and 98 months, respectively, for a total portfolio lease term of 82 months. The weighted average remaining lease terms for the Hawaii and Mainland portfolios are 40 and 41 months, respectively, for a total portfolio remaining lease term of 40 months. The following Table 16 details portfolio lease expirations by year.

Table 16

Improved Property Lease Expirations

December 31, 2013

Expiration year	Number of leases	Sq. ft. of expiring leases	Percentage of total leased GLA	Annual gross rent expiring[1] ($ in millions)	Percentage of total annual gross rent	Percentage renewed or re-leased	Percentage change in annual gross rent on renewed leases
2012		577,581				60.0	(3.0)
2013		699,317				82.0	17.0

2014	130	369,088	8.4	7.0	9.6
2015	150	751,061	17.0	10.8	14.8
2016	132	828,337	18.7	10.4	14.2
2017	82	610,490	13.8	10.6	14.5
2018	73	571,623	12.9	7.2	9.9
2019	41	361,383	8.2	8.5	11.6
2020	22	191,885	4.3	3.4	4.7
2021	10	219,403	5.0	4.5	6.2
2022	13	66,682	1.5	1.7	2.3
2023	19	123,343	2.8	1.9	2.6
2024	4	107,032	2.4	2.5	3.4
Thereafter	20	221,349	5.0	4.5	6.2
	696	4,421,676	100.0	$73.0	100.0

1 Annual gross rent means the annualized base rent amounts of expiring leases and includes improved properties only.

Note: Totals do not include month to month leases.

Ground Lease Expirations

December 31, 2013

Expiration year	Annual gross rent expiring ($ in millions)	Percentage of total annual gross rent
Month-to-month	0.8	5.3
2014	1.9	12.7
2015	0.7	4.7
2016	0.8	5.3
2017	0.1	0.7
2018	0.4	2.7
2019	0.3	2.0
2020	0.8	5.3
2021	0.7	4.7
2022	0.3	2.0
2023	0.5	3.3
2024	0.0	0.0
Thereafter Total	7.7	51.3
	15.0	100.0

44

Portfolio Concentrations

Table 17

Tenant Concentrations as of 12/31/13

Largest Tenants (In-Service Properties) Based Upon Annualized Gross Revenue

Tenant	Primary industry	Lease expiration year	Annualized gross revenue[1]	Percentage of annual gross revenue	GLA (sq. ft.)	Percentage of total GLA
Sam's Club	Warehouse Club	2021	$4,319,828	4.2	180,908	3.6
CVS Corporation	Drug Store / Pharmacy	2019, 2024, 2028	3,043,818	3.0	113,630	2.2
United Healthcare Services, Inc	Healthcare Plans	2019	2,201,844	2.2	116,186	2.3
Foodland Super Market, Ltd.	Supermarket & Grocery Store	2017, 2018, 2020, 2031	2,005,591	1.9	91,929	1.8
24 Hour Fitness USA, Inc.	Health Club	2024	1,661,674	1.6	45,870	0.9
International Paper	Paper Packaging/Distribution	2016, 2018	1,616,231	1.6	370,853	7.3
Teleperformance USA	Call Center/Communications	2015	1,364,496	1.3	92,036	1.8
Whole Foods Market, Inc.	Supermarket & Grocery Store	2032	1,355,064	1.3	31,647	0.6
Union Bank N.A.	Banking	2015, 2017	1,305,222	1.3	84,044	1.6
Cisco Systems, Inc.	Technology	2016	1,258,332	1.2	49,636	1.0
Total			$20,132,100	19.6	1,176,739	23.1

[1]	Annualized GAAP revenue for the indicated period, excluding FASB straight-line adjustments and percentage rent.

45

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46

Hawaii Commercial Property Information Sheets

Retail
Gateway at Mililani Mauka	48
Kahului Shopping Center	48
Kailua Grocery Anchored	49
Kailua Retail Other	49
Kaneohe Bay Shopping Center	50
Kunia Shopping Center	50
Lahaina Square	51
Lanihau Marketplace	51
Maui Mall	52
Napili Plaza	52
Pearl Highlands Center	53
Port Allen Marina Center	53
The Shops at Kukui’ula	54
Waianae Mall	54
Waipio Shopping Center	55
Industrial
Kailua Industrial Other	56
Komohana Industrial Park	56
P&L Building	57
Port Allen	57
Waipio Industrial	58
Office
Gateway at Mililani Mauka South	59
Judd Building	59
Kahului Office Building	60
Kahului Office Center	60
Lono Center	61
Maui Clinic Building	61
Stangenwald Building	62
Ground Leases
Kailua	63
Other Oahu	63

47

Real Estate Leasing – Hawaii Retail

Gateway at Mililani Mauka

				Type Retail Location Oahu Acquisition Date December 29, 2011 Acquisition Price* $8.2 million Dates Constructed 2008, 2011, 2013 Occupancy at 12/31/13 87% GLA (in sq.ft.) 18,900	Top Tenants Starbucks Subway Domino’s Pizza Rise + Shine Cafe * Acquisition price included a 1-acre development parcel. See development project information on page 20.
($ in Thousands)	2013	2012	2011[1]
Gross Revenue	611	422	nm
Cash NOI	387	273	nm
Capital Improvements	5,375[2]	5	nm
Average Occupancy (%)	97	100	nm

1 Acquired at year end
2 Includes development costs of an additional building and capital improvements

Kahului Shopping Center

				Type Retail Location Maui Development Date 1951 Occupancy at 12/31/13 96% GLA (in sq.ft.) 48,700 Top Tenants Ah Fook’s Market Asian Cuisine Ichiban Restaurant
($ in Thousands)	2013	2012	2011
Gross Revenue	841	773	679
Cash NOI	377	330	231
Capital Improvements	15	-	10
Average Occupancy (%)	91	83	80

48

Real Estate Leasing – Hawaii Retail

Kailua Grocery Anchored

				Type Retail Location Oahu Acquisition Date December 20, 2013 Acquisition Price See Table 15 Date Constructed 1958-2012 Occupancy at 12/31/13 98% GLA (in sq.ft.) 189,200	Properties 4 Top Tenants California Pizza Kitchen Foodland Longs Drug Store Pier 1 Imports Times Supermarket Whole Foods
($ in Thousands)	2013*	2012	2011
Gross Revenue	244	n/a	n/a
Cash NOI	189	n/a	n/a
Capital Improvements	-	n/a	n/a
Average Occupancy (%)	98	n/a	n/a

* Acquired December 20, 2013

Kailua Retail Other

				Type Retail Location Oahu Acquisition Date December 20, 2013 Acquisition Price See Table 15 Date Constructed 1947-2014 Occupancy at 12/31/13 95% GLA (in sq.ft.) 128,200	Properties 11 Top Tenants Boots and Kimos Buona Sera Italian Restaurant Fatboy's Island Snow Jamba Juice Kailua Sailboards & Kayaks Kalapawai Cafe & Deli Peet's Coffee Starbucks
($ in Thousands)	2013*	2012	2011
Gross Revenue	159	n/a	n/a
Cash NOI	120	n/a	n/a
Capital Improvements	-	n/a	n/a
Average Occupancy (%)	95	n/a	n/a

* Acquired December 20, 2013

49

Real Estate Leasing – Hawaii Retail

Kaneohe Bay Shopping Center

				Type Retail Location Oahu Acquisition Date June 8, 2001 Acquisition Price $13.3 million (leasehold) Date Constructed 1971, renovated 2008 Occupancy at 12/31/13 100% GLA (in sq.ft.) 124,300	Top Tenants Brick Oven Pizza Central Pacific Bank First Hawaiian Bank Ichiriki Restaurant Kinkos Longs Drug Store/CVS Safeway Subway Vitamin Shoppe
($ in Thousands)	2013	2012	2011
Gross Revenue	4,602	4,427	4,465
Cash NOI	1,931	1,791	1,853
Capital Improvements	122	126	88
Average Occupancy (%)	99	98	97

Kunia Shopping Center

				Type Retail Location Oahu Development Date[1] 2004 Occupancy at 12/31/13 95% GLA (in sq.ft.) 60,400 1A&B was the original developer of the shopping center.	Top Tenants Bank of Hawaii Cole Academy Denny’s Jack In The Box Jamba Juice Starbucks
($ in Thousands)	2013	2012	2011
Gross Revenue	3,148	2,931	2,849
Cash NOI	2,135	1,915	1,842
Capital Improvements	-	336	36
Average Occupancy (%)	95	95	90

50

Real Estate Leasing – Hawaii Retail

Lahaina Square

				Type Retail Location Maui Acquisition Date November 5, 2010 Acquisition Price $4.9 million Date Constructed 1973 Occupancy at 12/31/13 68% GLA (in sq.ft.) 50,200	Top Tenants Ace Hardware Maui Tacos
($ in Thousands)	2013	2012	2011
Gross Revenue	919	833	900
Cash NOI	509	445	446
Capital Improvements	34	30	159
Average Occupancy (%)	68	63	67

Lanihau Marketplace

				Type Retail Location Hawaii Acquisition Date April 9, 2010 Acquisition Price $22.5 million Date Constructed 1987 Occupancy at 12/31/13 88% GLA (in sq.ft.) 88,300	Top Tenants Baskin Robbins Kentucky Fried Chicken Longs Drug Store/CVS Sack N Save Supercuts Verizon Wireless
($ in Thousands)	2013	2012	2011
Gross Revenue	2,748	3,090	3,427
Cash NOI	1,583	1,921	2,224
Capital Improvements	4	218	26
Average Occupancy (%)	89	94	99

51

Real Estate Leasing – Hawaii Retail

Maui Mall*

Type

Retail

Location

Maui

Development Date

1971, renovated 2010

Occupancy at 12/31/13

97%

GLA (in sq.ft.)

185,700

Top Tenants

Checker’s Automotive

IHOP

Longs Drug Store/CVS

Wallace Theatres

Whole Foods

($ in Thousands)	2013	2012	2011
Gross Revenue	4,799	4,973	4,538
Cash NOI	2,892	3,174	2,736
Capital Improvements	43	442	660
Average Occupancy (%)	94	94	94

* Sold January 6, 2014

Napili Plaza

				Type Retail Location Maui Acquisition Date May 22, 2013 Acquisition Price $19.2 million Date Constructed 1991 Occupancy at 12/31/13 89% GLA (in sq.ft.) 45,100	Top Tenants Napili Market Napili Pharmacy
($ in Thousands)	2013*	2012	2011
Gross Revenue	983	n/a	n/a
Cash NOI	591	n/a	n/a
Capital Improvements	17	n/a	n/a
Average Occupancy (%)	91	n/a	n/a

* Acquired May 22, 2013

52

Real Estate Leasing – Hawaii Retail

Pearl Highlands Center

				Type Retail Location Oahu Acquisition Date September 17, 2013 Acquisition Price $141.5 million Date Constructed 1992-1994 Occupancy at 12/31/13 98% GLA (in sq.ft.) 415,400	Top Tenants 24 Hour Fitness Buffalo Wild Wings Pier 1 Regal Cinemas Ross Dress for Less Sam's Club
($ in Thousands)	2013*	2012	2011
Gross Revenue	5,400	n/a	n/a
Cash NOI	2,788	n/a	n/a
Capital Improvements	26	n/a	n/a
Average Occupancy (%)	98	n/a	n/a

* Acquired September 17, 2013

Port Allen Marina Center

Type

Retail

Location

Kauai

Development Date

2002

Occupancy at 12/31/13

72%

GLA (in sq.ft.)

23,600

Top Tenants

Blue Dolphin Charters

Captain Andy’s

Holo Holo Charters

Kauai Chocolate Company

Port Allen Bar & Grill

($ in Thousands)	2013	2012	2011
Gross Revenue	597	630	623
Cash NOI	375	421	421
Capital Improvements	61	22	13
Average Occupancy (%)	74	77	77

53

Real Estate Leasing – Hawaii Retail

The Shops At Kukui’ula

Type

Retail

Location

Kauai

Development Date

2009

Occupancy at 12/31/13

80%

GLA (in sq.ft.)

78,900

Top Tenants

Josselin’s Tapas Bar & Grill

Merriman’s Fish House

Sunglass Hut
Tommy Bahama

Tortilla Republic Grill

($ in Thousands)	2013*	2012	2011
Gross Revenue	1,269	n/a	n/a
Cash NOI	494	n/a	n/a
Capital Improvements	-	n/a	n/a
Average Occupancy (%)	80	n/a	n/a

* Acquired September 30, 2013

Waianae Mall

				Type Retail Location Oahu Acquisition Date January 22, 2013 Acquisition Price $29.8 million Date Constructed 1975 Occupancy at 12/31/13 89% GLA (in sq.ft.) 170,300	Top Tenants Bank of Hawaii Burger King Goodyear Jamba Juice Longs/CVS Starbucks
($ in Thousands)	2013*	2012	2011
Gross Revenue	4,271	n/a	n/a
Cash NOI	2,730	n/a	n/a
Capital Improvements	750	n/a	n/a
Average Occupancy (%)	90	n/a	n/a

* Acquired January 22, 2013

54

Real Estate Leasing – Hawaii Retail

Waipio Shopping Center

				Type Retail Location Oahu Acquisition Date September 4, 2009 Acquisition Price $30.9 million Date Constructed 1986-2004 Occupancy at 12/31/13 97% GLA (in sq.ft.) 113,800	Top Tenants Aloha Gas Big City Diner Foodland Jack-In-The-Box Outback Steakhouse
($ in Thousands)	2013	2012	2011
Gross Revenue	4,393	4,256	4,174
Cash NOI	3,082	2,989	2,863
Capital Improvements	-	39	67
Average Occupancy (%)	97	98	98

55

Real Estate Leasing – Hawaii Industrial

Kailua Industrial Other

				Type Industrial Location Oahu Acquisition Date December 20, 2013 Acquisition Price See Table 15 Date Constructed 1951-1974 Occupancy at 12/31/13 100% GLA (in sq.ft.) 68,800	Properties 6 Top Tenants Enterprise Rent-A-Car Hamakua Auto Body Kailua General Store Kama’aina Kids Pacific Island Medical
($ in Thousands)	2013*	2012	2011
Gross Revenue	37	-	-
Cash NOI	27	-	-
Capital Improvements	-	-	-
Average Occupancy (%)	100	-	-

* Acquired December 20, 2013

Komohana Industrial Park

				Type Industrial Location Oahu Acquisition Date July 20, 2010 Acquisition Price $37.7 million Date Constructed 1990 Occupancy at 12/31/13 100%	GLA (in sq.ft.) 238,300 Plus 23.0 acres leased to third-parties Top Tenants Dellew Corporation GP/RM Prestress LLC Simmons Manufacturing S&K Sales Co.
($ in Thousands)	2013	2012	2011
Gross Revenue	4,683	3,997	3,726
Cash NOI	3,797	3,165	2,883
Capital Improvements	-	135	167
Average Occupancy (%)	100	91	77

56

Real Estate Leasing – Hawaii Industrial

P&L Building

Type

Industrial

Location

Maui

Development Date

1970

Occupancy at

12/31/13

92%

GLA (in sq.ft.)

104,100

Top Tenants

A-American Self Storage

Alltemp Air Conditioning Company

Honsador Lumber Corporation

Mary Charles & Associates
Maui Laminates

($ in Thousands)	2013	2012	2011
Gross Revenue	1,274	1,222	1,292
Cash NOI	1,001	974	1,032
Capital Improvements	9	11	23
Average Occupancy (%)	89	87	96

Port Allen

Type

Industrial

Location

Kauai

Development Date

1983 - 1993

Occupancy at 12/31/13
97%

GLA (in sq.ft.)

63,800

Top Tenants

Aloha Professional Auto Body

Kauai Island Brewing Company

KIUC
Lappert’s Inc.

Paradise Sports Wear

($ in Thousands)	2013	2012	2011
Gross Revenue	832	799	684
Cash NOI	615	618	508
Capital Improvements	10	46	57
Average Occupancy (%)	99	96	94

57

Real Estate Leasing – Hawaii Industrial

Waipio Industrial

				Type Industrial Location Oahu Acquisition Date March 4, 2009 Acquisition Price $28.3 million Date Constructed 1988-1989 Occupancy at 12/31/13 97% GLA (in sq.ft.) 158,400	Top Tenants Arcadia City & County of Honolulu (EMS) OfficeMax USC International
($ in Thousands)	2013	2012	2011
Gross Revenue	2,732	2,532	2,849
Cash NOI	2,041	1,860	2,154
Capital Improvements	27	73	33
Average Occupancy (%)	96	98	98

58

Real Estate Leasing – Hawaii Office

Gateway at Mililani Mauka South

Type

Office

Location

Oahu

Acquisition Date

June 7, 2012

Acquisition Price[1]

$11.4 million

Dates Constructed

1992, 2006, 2008

Occupancy at 12/31/13

100%

GLA (in sq.ft.)

18,700 – current
18,000 – projected

Top Tenants

Allstate
Hawaii State Federal Union
Kumon

Mililani Veterinary
Title Guaranty
Wayland Baptist University

[1] Acquisition price includes a 1.2-acre development
parcel. See development project information on page 20.

($ in Thousands)	2013	2012	2011
Gross Revenue	930	511	n/a
Cash NOI	682	377	n/a
Capital Improvements	35*	-	n/a
Average Occupancy (%)	100	100	n/a

* Includes development cost of an additional building and capital improvements

JUDD BUILDING

				Type Office Location Oahu Acquisition Date June 26, 2000 Acquisition Price $3.1 million Date Constructed 1898, renovated 1979 Occupancy at 12/31/13 64% GLA (in sq.ft.) 20,200	Top Tenants Coffman Engineers Davis, Levin, Livingston, Grande Attorneys RIM Architects
($ in Thousands)	2013	2012	2011
Gross Revenue	443	540	691
Cash NOI	138	221	372
Capital Improvements	199	6	-
Average Occupancy (%)	71	100	100

59

Real Estate Leasing – Hawaii Office

Kahului Office Building

				Type Office Location Maui Development Date 1974, renovated 1996 Occupancy at 12/31/13 83% GLA (in sq.ft.) 58,400	Top Tenants Bistro Casanova Central Pacific Bank Hawaii Medical Service Association Morgan Stanley Smith Barney Stifel Nicolas
($ in Thousands)	2013	2012	2011
Gross Revenue	2,160	2,408	2,163
Cash NOI	1,087	1,357	1,115
Capital Improvements	870	27	502
Average Occupancy (%)	81	87	92

Kahului Office Center

				Type Office Location Maui Development Date 1991 Occupancy at 12/31/13 85% GLA (in sq.ft.) 32,900 Top Tenants Finance Factors Hawaiiana Management Tutti Frutti Yogurt
($ in Thousands)	2013	2012	2011
Gross Revenue	816	1,071	1,007
Cash NOI	452	707	648
Capital Improvements	302	32	79
Average Occupancy (%)	74	84	85

60

Real Estate Leasing – Hawaii Office

Lono Center

				Type Office Location Maui Acquisition Date January 9, 1991 Acquisition Price $1.4 million Date Constructed 1973 Occupancy at 12/31/13 86% GLA (in sq.ft.) 13,400	Top tenants Dr. James Hattaway D.C. Hawaii Dental Group U.S. Coast Guard
($ in Thousands)	2013	2012	2011
Gross Revenue	529	506	438
Cash NOI	227	207	164
Capital Improvements	16	-	7
Average Occupancy (%)	85	84	84

Maui Clinic Building

				Type Office Location Maui Acquisition Date December 1, 2008 Date Constructed 1958, renovated 2010 Occupancy at 12/31/13 64% GLA (in sq.ft.) 16,600	Top Tenants Maui Clinic Pharmacy Maui Diagnostic Imaging Physical Therapy and Wellness Center
($ in Thousands)	2013	2012	2011
Gross Revenue	656	663	690
Cash NOI	321	351	370
Capital Improvements	25	17	36
Average Occupancy (%)	89	93	98

61

Real Estate Leasing – Hawaii Office

Stangenwald Building

				Type Office Location Oahu Acquisition Date December 10, 1996 Acquisition Price $2.8 million Date Constructed 1901, renovated 1980 Occupancy at 12/31/13 90% GLA (in sq.ft.) 27,100	Top Tenants Burke McPheeters and Estes Law Firm Leather Sole HonBlue
($ in Thousands)	2013	2012	2011
Gross Revenue	677	645	762
Cash NOI	280	217	351
Capital Improvements	550	251	-
Average Occupancy (%)	84	81	94

62

Real Estate Leasing – Hawaii Ground Leases

Kailua Ground Leases

				Type Ground Lease Location Oahu Acquisition Date December 20, 2013 Acquisition Price See Table 15 Acres (in sq.ft.) 28	Tenants Genuine Parts Company Fortus Property Group Macy’s West Store, Inc. McKenna Ford Pali Lanes, LLC
($ in Thousands)	2013*	2012	2011
Gross Revenue	147	n/a	n/a
Cash NOI	136	n/a	n/a

* Acquired December 20, 2013

Other Oahu Ground Leases

				Type Ground Lease Location Oahu Acquisition Date December 20, 2013 Acquisition Price See Table 15 Acres (in sq.ft.) 23	Tenants Bradley Shopping Center Company Servco Pacific Tesoro Hawaii TSM Investments, Inc. WCSC, LLC
($ in Thousands)	2013*	2012	2011
Gross Revenue	181	n/a	n/a
Cash NOI	161	n/a	n/a

* Acquired December 20, 2013

63

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64

Mainland Commercial Property Information Sheets

Retail
Little Cottonwood Center	66
Royal MacArthur Center	66
Wilshire Shopping Center	67
Industrial
Midstate Hayes	68
Sparks Business Center	68
Office
Concorde Commerce Center	69
Deer Valley Financial Center	69
Gateway Oaks	70
Ninigret Office Park	70
1800 and 1820 Preston Park	71
2868 Prospect Park	71
San Pedro Plaza	72
Union Bank	72

65

Real Estate Leasing – Mainland Retail

Little Cottonwood Center

				Type Retail Location Sandy, Utah Acquisition Date October 26, 2010 Acquisition Price $20.8 million Date Constructed 1998-2008 Occupancy at 12/31/13 94% GLA (in sq. ft.) 141,500	Top Tenants Black Bear Restaurant Chase Bank Fresh Market McDonald’s Starbucks
($ in Thousands)	2013	2012	2011
Gross Revenue	2,075	2,112	2,106
Cash NOI	1,379	1,436	1,405
Capital Improvements	134	-	79
Average Occupancy (%)	94	94	95

Royal MacArthur Center

				Type Retail Location Dallas, Texas Acquisition Date March 1, 2007 Acquisition Price $13.5 million Date Constructed 2006 Occupancy at 12/31/13 100% GLA (in sq. ft.) 44,400	Top Tenants Andalous Mediterranean Grill Citibank Five Guys Burgers Jamba Juice La Madeleine Pie Five
($ in Thousands)	2013	2012	2011
Gross Revenue	1,345	1,229	1,212
Cash NOI	996	706	675
Capital Improvements	229	195	184
Average Occupancy (%)	100	85	81

66

Real Estate Leasing – Mainland Retail

Wilshire Shopping Center

				Type Retail Location Greeley, Colorado Acquisition Date March 19, 1997 Acquisition Price $2.5 million Date Constructed 1970 Occupancy at 12/31/13 57% GLA (in sq. ft.) 46,500	Top Tenants Dollar Tree Kentucky Fried Chicken McDonald’s Sherwin-Williams
($ in Thousands)	2013	2012	2011
Gross Revenue	346	340	367
Cash NOI	194	190	223
Capital Improvements	-	-	-
Average Occupancy (%)	57	57	66

67

Real Estate Leasing – Mainland Retail

Midstate Hayes

Type

Industrial

Location

Visalia, California

Acquisition Date

Buildings 2/4:

November 14, 2008

Buildings 1/3:

December 11, 2008

Acquisition Price

Buildings 2/4: $19.7 million

Buildings 1/3: $15.5 million

Date Constructed

2002-2008

Occupancy at 12/31/13

100%

				GLA (in sq. ft.) 789,100 Top Tenants Coast Distribution International Paper OnTrac Sarnova
($ in Thousands)	2013	2012	2011
Gross Revenue	3,263	3,283	3,349
Cash NOI	2,559	2,443	2,530
Capital Improvements	17	17	63
Average Occupancy (%)	95	87	92

Sparks Business Center

				Type Industrial Location Sparks, Nevada Acquisition Date December 23, 2002 Acquisition Price $20.1 million Date Constructed 1996-1998 Occupancy at 12/31/13 100% GLA (in sq. ft.) 396,100	Top Tenants BSI Inspectorate America Corp. St. Mary’s Health Group State of Nevada
($ in Thousands)	2013	2012	2011
Gross Revenue	2,212	2,319	1,982
Cash NOI	1,695	1,807	1,482
Capital Improvements	174	318	309
Average Occupancy (%)	98	94	80

68

Real Estate Leasing – Mainland Office

Concorde Commerce Center

				Type Office Location Phoenix, AZ Acquisition Date December 22, 2006 Acquisition Price $24.7 million Date Constructed 1998 Occupancy at 12/31/13 100% GLA (in sq. ft.) 137,200	Top Tenants Fiserv Solutions Jan-Pro United Healthcare Group
($ in Thousands)	2013	2012	2011
Gross Revenue	1,422	2,013	2,730
Cash NOI	133	951	1,360
Capital Improvements	2,694	2,194	301
Average Occupancy (%)	100	86	82

Deer Valley Financial Center

				Type Office Location Phoenix, AZ Acquisition Date June 7, 2005 Acquisition Price $22.3 million Date Constructed 2001 Occupancy at 12/31/13 78% GLA (in sq. ft.) 126,600	Top Tenants Blackboard Campus Viridian Health Management
($ in Thousands)	2013	2012	2011
Gross Revenue	1,551	1,505	1,364
Cash NOI	475	469	328
Capital Improvements	146	585	228
Average Occupancy (%)	75	71	68

69

Real Estate Leasing – Mainland Office

Gateway Oaks

				Type Office Location Sacramento, California Acquisition Date June 14, 2006 Acquisition Price $12.3 million Date Constructed 1999 Occupancy at 12/31/13 53% GLA (in sq. ft.) 58,700	Top Tenants Fortune Schools IKON URS
($ in Thousands)	2013	2012	2011
Gross Revenue	567	610	1,273
Cash NOI	134	162	677
Capital Improvements	-	504	9
Average Occupancy (%)	54	50	86

Ninigret Office Park

Type

Office

Location

Salt Lake City, Utah

Acquisition Date

January 26, 2006

Acquisition Price

$21.4 million

Date Constructed

1999 & 2002, renovated 2010

Occupancy at 12/31/13

100%

GLA (in sq. ft.)

185,500

				Top Tenants FedEx Silicon Valley Bank Sun Products Teleperformance USA
($ in Thousands)	2013	2012	2011
Gross Revenue	3,024	3,117	2,983
Cash NOI	1,834	1,895	1,893
Capital Improvements	394	68	671
Average Occupancy (%)	100	100	99

70

Real Estate Leasing – Mainland Office

1800 and 1820 Preston Park

				Type Office Location Plano, Texas Acquisition Date June 30, 2006 Acquisition Price $24.3 million Date Constructed 1997-1998, renovated 2010 Occupancy at 12/31/13 93% GLA (in sq. ft.) 198,800	Top Tenants American Flood Research Arrow Electronics Batrus Hollweg International CMA Pepsi Cola Company
($ in Thousands)	2013	2012	2011
Gross Revenue	3,508	3,423	3,107
Cash NOI	1,945	1,821	1,401
Capital Improvements	1,109	665	499
Average Occupancy (%)	93	89	83

2868 Prospect Park

				Type Office Location Sacramento, California Acquisition Date August 25, 1998 Acquisition Price $20.6 million Date Constructed 1998, renovated 2008 Occupancy at 12/31/13 85% GLA (in sq. ft.) 162,900	Top Tenants Cisco GEI
($ in Thousands)	2013	2012	2011
Gross Revenue	2,452	1,813	2,258
Cash NOI	1,299	587	1,064
Capital Improvements	890	870	1,070
Average Occupancy (%)	86	68	77

71

Real Estate Leasing – Mainland Office

San Pedro Plaza

Type

Office

Location

San Antonio, Texas

Acquisition Date

June 4, 1998 (office)

September 14, 2000 (retail)

Acquisition Price

$15.3 million (office)

$1.1 million (retail)

Date Constructed

1985

Occupancy at 12/31/13

66%

				GLA (in sq. ft.) 163,900 (office) 8,100 (retail) Top Tenants Cricket Communications Reata Real Estate Ricoh America Southwest Home Health Care Starbucks Union Pacific Railroad Co.
($ in Thousands)	2013	2012	2011
Gross Revenue	2,328	2,374	2,270
Cash NOI	969	1,041	875
Capital Improvements	-	1,840	419
Average Occupancy (%)	73	83	77

Union Bank

				Type Office Location Everett, Washington Acquisition Date June 7, 2011 Acquisition Price $10.9 million Date Constructed 1993 & 2008 Occupancy at 12/31/13 100% GLA (in sq. ft.) 84,000	Top Tenants Union Bank
($ in Thousands)	2013	2012	2011*
Gross Revenue	1,525	1,497	749
Cash NOI	1,350	1,305	727
Capital Improvements	-	-	-
Average Occupancy (%)	100	100	100

* Partial year

72